UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2011

DOUGLAS DYNAMICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34728	134275891
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

7777 North 73rd Street Milwaukee, Wisconsin	53223
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (414) 354-2310

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 20, 2011, certain of the stockholders of Douglas Dynamics, Inc. (the “Company”), including affiliates of Aurora Capital Group and Ares Management, closed a registered secondary offering of 5,750,000 shares (the ‘Shares”) of the Company’s common stock.

The Shares were issued pursuant to the Company’s registration statement on Form S-1, as amended (File No. 333-173860), which became effective on May 16, 2011.

In connection with the closing of the offering, Gibson, Dunn & Crutcher LLP issued a legal opinion relating to the legality of the Shares, a copy of which is filed as Exhibit 5.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 5.1         Opinion of Gibson, Dunn & Crutcher LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUGLAS DYNAMICS, INC.
(Registrant)

Date: May 26, 2011
/s/ Robert McCormick
(Signature)
	Name:	Robert McCormick
	Title:	Executive Vice President, Chief Financial Officer and Secretary